                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e) (2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                 Salomon Brothers Municipal Partners Fund II Inc.
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                (Name of Registrant as Specified in Its Charter)

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     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
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previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                SALOMON BROTHERS
                         MUNICIPAL PARTNERS FUND II INC.
                   125 BROAD STREET, NEW YORK, NEW YORK 10004

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                               September 3, 2004

To the Stockholders:

     The Annual Meeting of Stockholders (the "Meeting") of Salomon Brothers
Municipal Partners Fund II Inc. (the "Fund") will be held at Citigroup Center,
153 East 53rd Street, 14th Floor, New York, New York, on Friday, October 8,
2004, at 4:00 p.m., New York time, for the purposes of considering and voting upon the following:

          1.   The election of Directors (Proposal 1); and

          2.   Any other business that may properly come before the Meeting.

     The close of business on August 25, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the
Meeting.

                                      By Order of the Board of Directors,

                                      Robert I. Frenkel
                                      Secretary

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     TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO
INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN
IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR
HOLDINGS MAY BE.
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                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                            REGISTRATION                                         VALID SIGNATURE
                            ------------                                         ---------------

   CORPORATE ACCOUNTS
   ------------------
   (1) ABC Corp. ...................................................   ABC Corp. (by John Doe, Treasurer)
   (2) ABC Corp. ...................................................   John Doe, Treasurer
   (3) ABC Corp., c/o John Doe, Treasurer ..........................   John Doe
   (4) ABC Corp. Profit Sharing Plan ...............................   John Doe, Trustee

   TRUST ACCOUNTS
   --------------
   (1) ABC Trust ...................................................   Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee, u/t/d 12/28/78 ........................   Jane B. Doe

   CUSTODIAL OR ESTATE ACCOUNTS
   ----------------------------
   (1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA .........   John B. Smith
   (2) John B. Smith ...............................................   John B. Smith, Jr., Executor

                                SALOMON BROTHERS
                         MUNICIPAL PARTNERS FUND II INC.

                   125 BROAD STREET, NEW YORK, NEW YORK 10004

                                ----------------

                                 PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the
Board of Directors of Salomon Brothers Municipal Partners Fund II Inc. (the
"Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund
(the "Meeting") to be held at Citigroup Center, 153 East 53rd Street, 14th
Floor, New York, New York, on October 8, 2004 at 4:00 p.m., New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about September 3, 2004. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the
Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of a Director. The close of business on August 25, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.
For purposes of the Meeting, each holder of the Fund's preferred stock is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On August 25, 2004, there were 6,007,094 shares of the Fund's common stock outstanding and 900 shares of the Fund's preferred stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's capital stock entitled to vote at the Meeting.
In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the Meeting may be adjourned to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 399 Park Avenue, New York, New York 10022, is the Fund's investment adviser and administrator. SBAM is an indirect wholly-owned subsidiary of
Citigroup Inc.

                               SUMMARY OF PROPOSAL

PROPOSAL                              CLASS OF STOCKHOLDERS SOLICITED
--------                              -------------------------------

1. Election of Class III Directors
   Daniel Cronin                      Holders of Preferred Stock and Common Stock
   Jeswald W. Salacuse                Holders of Preferred Stock and Common Stock

                        PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, the
holders of the Fund's preferred stock and common stock voting together as a single class will be asked to elect two Class III Directors to hold office until the year 2007 Annual Meeting of Stockholders or thereafter in each case when their respective successors are duly elected and qualified. The terms of office of the Class II and Class I Directors expire at the year 2005 and 2006 Annual Meetings of Stockholders, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of
Directors.

     The persons named in the form of proxy accompanying the proxy statement intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Both of the nominees for election are currently members of the Fund's Board of Directors. Each nominee has indicated that he or she will serve if elected, but if he or she should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides information concerning the nominees for election as Directors of the Fund:

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                              ADVISED BY
                                                                                               SBAM AND
                                                                         PRINCIPAL            OVERSEEN BY
                                  POSITION(S)                          OCCUPATION(S)           DIRECTOR            OTHER
        NAME, ADDRESS              HELD WITH      LENGTH OF             DURING PAST           (INCLUDING       DIRECTORSHIPS
          AND AGE*                    FUND       TIME SERVED              5 YEARS              THE FUND)      HELD BY NOMINEE
-------------------------------- -------------- ------------- ------------------------------ ------------ ----------------------

CLASS III DIRECTORS
NON-INTERESTED DIRECTOR NOMINEES
Daniel Cronin                     Director and   Since 2003   Formerly, Associate General         32      None
 24 Woodlawn Avenue                 Member of                 Counsel, Pfizer Inc.
 New Rochelle, NY 10804             the Audit
 Age: 58                            Committee

Jeswald W. Salacuse               Director and   Since 2000   Henry J. Braker Professor of        32      Director of two
 Tufts University                   Member of                 Commercial Law and formerly                 registered investment
 The Fletcher School                the Audit                 Dean, The Fletcher School of                companies advised by
 of Law & Diplomacy                 Committee                 Law & Diplomacy, Tufts                      Advantage Advisers,
 Packard Avenue                                               University.                                 Inc. ("Advantage").
 Medford, MA 02155
 Age: 66

  The following table provides information concerning the remaining Directors of the Fund:

CLASS II DIRECTOR
NON-INTERESTED DIRECTOR
Carol L. Colman                   Director and   Since 2003   President, Colman                   36      None
 Colman Consulting                  Member of                 Consulting Co., Inc.
 Co., Inc.                          the Audit
 278 Hawley Road                    Committee
 North Salem, NY 10560
 Age: 58

----------
*    It is the practice of the Fund that upon attainment of age 80, Fund
     Directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years, during such time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors together with reasonable out-of-pocket expenses for each meeting attended.

                                        2

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                                    ADVISED BY
                                                                                     SBAM AND
                                                                   PRINCIPAL        OVERSEEN BY
                                  POSITION(S)                     OCCUPATION(S)       DIRECTOR           OTHER
         NAME, ADDRESS             HELD WITH     LENGTH OF        DURING PAST       (INCLUDING       DIRECTORSHIPS
            AND AGE                  FUND       TIME SERVED         5 YEARS          THE FUND)      HELD BY NOMINEE
------------------------------- -------------- ------------- --------------------- ------------ ----------------------

CLASS I DIRECTORS
NON-INTERESTED DIRECTORS
Leslie H. Gelb                   Director and   Since 2000   President Emeritus         32      Director of two
 150 East 69th Street              Member of                 and Senior Board                   registered investment
 New York, NY 10021                the Audit                 Fellow, The                        companies advised by
 Age: 66                           Committee                 Council on Foreign                 Advantage.
                                                             Relations; formerly
                                                             Columnist, Deputy
                                                             Editorial Page
                                                             Editor and Editor,
                                                             Op-Ed Page, The New
                                                             York Times.

William R. Hutchinson            Director and   Since 2003   President, WR              43      Associated
 535 N. Michigan Avenue            Member of                 Hutchinson &                       Banc-Corp.
 Suite 1012                        the Audit                 Associates, Inc.
 Chicago, IL 60611                 Committee                 (Consultant); Group
 Age: 61                                                     Vice President,
                                                             Mergers &
                                                             Acquisitions, BP
                                                             Amoco p.l.c.

Dr. Riordan Roett                Director and     Since      Professor and              32      None
 The Johns Hopkins University      Member of       1997      Director, Latin
 1740 Massachusetts Ave. NW        the Audit                 American Studies
 Washington, DC 20036              Committee                 Program, Paul H.
 Age: 65                                                     Nitze School of
                                                             Advanced International
                                                             Studies, The Johns
                                                             Hopkins University.

                                        3

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                              ADVISED BY
                                                                                               SBAM AND
                                                                       PRINCIPAL             OVERSEEN BY       OTHER
                                POSITION(S)                          OCCUPATION(S)             NOMINEE     DIRECTORSHIPS
        NAME, ADDRESS            HELD WITH     LENGTH OF              DURING PAST             (INCLUDING      HELD BY
           AND AGE                 FUND       TIME SERVED               5 YEARS               THE FUND)       NOMINEE
----------------------------- -------------- ------------- -------------------------------- ------------- --------------

CLASS II DIRECTOR
INTERESTED DIRECTOR
R. Jay Gerken**               Director and      Since      Managing Director, Citigroup         222       None
 Citigroup Asset Management   Chairman           2002      Global Markets Inc. ("CGM");
 ("CAM")                                                   Chairman, President and Chief
 399 Park Avenue                                           Executive Officer and Director
 New York, NY 10022                                        of Smith Barney Fund
 Age: 53                                                   Management, LLC ("SBFM"),
                                                           Travelers Investment Adviser,
                                                           Inc. ("TIA"), and Citi Fund
                                                           Management Inc. ("CFM");
                                                           President and Chief Executive
                                                           Officer of certain mutual funds
                                                           associated with Citigroup Inc,.
                                                           ("Citigroup"); Formerly
                                                           Portfolio Manager of Smith
                                                           Barney Allocation Series Inc.
                                                           (from 1996 to 2001) and
                                                           Smith Barney Growth and
                                                           Income Fund (from 1996 to
                                                           2000).

     The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2003:

                                      DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS
     NAME OF DIRECTOR/NOMINEE         SECURITIES IN THE FUND         OVERSEEN BY DIRECTOR/NOMINEE AND ADVISED BY SBAM
----------------------------------   ------------------------   ---------------------------------------------------------

NON-INTERESTED DIRECTORS/NOMINEES
Carol L. Colman                               None                                    Over $100,000
Daniel P. Cronin                     $10,001 - $50,000                                Over $100,000
Leslie H. Gelb                                None                                        None
William R. Hutchinson                         None                                    Over $100,000
Dr. Riordan Roett                         $1 - $10,000                              $10,001 - $50,000
Jeswald W. Salacuse                       $1 - $10,000                              $10,001 - $50,000

INTERESTED DIRECTORS/NOMINEES
R. Jay Gerken                           $10,001 - $50,000                             Over $100,000

----------
**   Mr. Gerken is an "interested person" as defined in the Investment Company
     Act of 1940, as amended (the "1940 Act"), because he is a Managing Director of CGM, an affiliate of SBAM, the Fund's investment adviser.

                                        4

     No Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, had any interest in SBAM, the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM as of December 31, 2003.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has audit and nominating committees which meet periodically during the year and whose responsibilities are described below.

     During the fiscal year ended June 30, 2004, the Board of Directors held four regular meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and any committee on which he or she served. The
Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders. One Director attended the 2003 Annual Meeting of
Stockholders.

     The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the
Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to and monitor the Fund's management to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

     The Fund's executive officers are chosen each year at the meeting of the
Board of Directors of the Fund immediately following the Annual Meeting of
Stockholders, to hold office until the meeting of the Board following the next
Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Fund's Chairman, the executive officers of the Fund are:

                           POSITION(S)
                            HELD WITH      LENGTH OF            PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS AND AGE        FUND        TIME SERVED             DURING PAST 5 YEARS
-----------------------   ------------   -------------   -------------------------------------

Peter J. Wilby              President     Since 2002     Managing Director of CGM and SBAM;
 CAM                                                     President and Investment Officer of
 399 Park Avenue                                         certain mutual funds associated with
 New York, NY 10022                                      Citigroup.
 Age: 45

                                        5

                                          POSITION(S)
                                           HELD WITH              LENGTH OF               PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS AND AGE                    FUND               TIME SERVED                DURING PAST 5 YEARS
-------------------------------   ---------------------------   -------------   ------------------------------------------

Andrew B. Shoup                   Senior Vice President and      Since 2003     Director of CAM; Senior Vice President
 CAM                              Chief Administrative                          and Chief Administrative Officer of
 125 Broad Street                 Officer                                       mutual funds associated with Citigroup;
 New York, NY 10004                                                             Treasurer of certain mutual funds
 Age 47                                                                         associated with Citigroup Inc.; Head of
                                                                                International Funds Administration of CAM
                                                                                (from 2001 to 2003); Director of Global
                                                                                Funds Administration of CAM (from 2000 to
                                                                                2001); Head of U.S. Citibank Funds
                                                                                Administration of CAM (from 1998 to 2000).

Robert E. Amodeo                  Executive Vice President       Since 1999     Managing Director of SBAM and CGM
 CAM                                                                            since December 2001; Director of CGM
 399 Park Avenue                                                                and SBAM since December 1998.
 New York, NY 10022
 Age: 39

Frances M. Guggino                Treasurer and Chief            Since 2004     Vice President of CGM; Treasurer and
 CAM                              Financial Officer                             Chief Financial Officer of certain mutual
 125 Broad Street, 10th Floor                                                   funds associated with Citigroup.
 New York, NY 10004               Controller                     2002-2004      Controller of certain mutual funds
 Age: 46                                                                        associated with Citigroup.

Joseph Volpe                      Controller                     Since 2004     Vice President of CGM; Controller of
 CAM                                                                            certain mutual funds associated with
 125 Broad Street,                                                              Citigroup.
 New York, NY 10004
 Age: 42

Robert L. Frenkel                 Secretary and Chief Legal      Since 2003     Managing Director and General Counsel
 CAM                              Officer                                       of Global Mutual Funds for CAM and its
 300 First Stamford Place                                                       predecessor (since 1994); Secretary of
 Stamford, CT 06902                                                             CFM; Secretary and Chief Legal Officer
 Age: 48                                                                        of mutual funds associated with
                                                                                Citigroup.

     The Fund's Audit Committee is composed of all Directors who have been determined not to be "interested persons" of the Fund, SBAM or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the
New York Stock Exchange listing standards. The principal functions of the Audit
Committee are: to (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b)
approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent auditors. This Committee met twice during the fiscal year ended
June 30, 2004. The Fund adopted an Audit Committee Charter at a meeting held on
January 20, 2004, a copy of which is attached to this Proxy Statement as Annex
A.

     The Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is currently composed of Ms. Colman, Messrs. Cronin, Gelb, Hutchinson, Salacuse and Dr. Roett. Only
Directors who are not "interested persons" of the Fund as defined in the 1940
Act and who are "independent" as defined in the New York Stock Exchange listing standards are members of the Nominating Committee. The Nominating Committee may
accept nominees recommended by a stockholder as it deems appropriate.
Stockholders who wish to recommend a nominee should send recommendations to the

                                        6

Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of
Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met once during the Fund's fiscal year ended June 30, 2004. The Fund adopted a Nominating
Committee Charter at a meeting held on January 20, 2004, a copy of which is attached to this Proxy Statement as Annex B.

     The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates'
qualifications and then chooses a candidate by majority vote, The Nominating
Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard).
However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant.

     o  whether or not the person is an "interested person" as defined in the
        1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

     o  whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund,
        Fund service providers or their affiliates;

     o  whether of not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

     o  whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a
        Director of the Fund;

     o  the contribution which the person can make to the Board and the Fund
        (or, the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

     o  the character and integrity of the person; and

     o  whether or not the selection and nominating of the person would be consistent with the requirements of the Fund's retirement policies.

                          REPORT OF THE AUDIT COMMITTEE

     Pursuant to a meeting of the Audit Committee on August 19, 2004, the Audit
Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers
LLP ("PwC"), the Independent Registered Public Accounting Firm to the Fund, the
matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61;
and (iii) previously received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by
Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence.

                                        7

     Pursuant to the Audit Committee Charter adopted by the Fund's Board, the
Audit Committee is responsible for conferring with the Fund's independent public accountants, reviewing annual financial statements and recommending the selection of the Fund's independent public accountants. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent public accountants are responsible for planning and carrying out the audit of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent public accountants.
Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Futhermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on the review and discussions referred to in items (i) through (iii)
above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended June 30, 2004.

                                                Submitted by the Audit Committee
                                                of the Fund's Board of Directors

                                                Carol L. Colman
                                                Danile P. Cronin
                                                Leslie H. Gelb
                                                William R. Hutchinson
                                                Dr. Riordan Roett
                                                Jeswald W. Salacuse

                               ADDITIONAL MATTERS

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid from the Fund to each Director during the fiscal year ended June 30, 2004 and the total compensation paid to each Director during the calendar year ended December 31, 2003. Each of the Directors listed below is a member of the Fund's Audit Committee and other committees of certain other investment companies advised by SBAM and its affiliates, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to
Directors. In addition, no remuneration was paid during the fiscal year ended
June 30, 2004 by the Fund to Mr. Gerken, who is an "interested person" as defined in the 1940 Act.

                                        8

                                                                                 TOTAL COMPENSATION FROM THE FUND AND OTHER
                                   AGGREGATE COMPENSATION FROM THE FUND FOR     FUNDS ADVISED BY SBAM AND ITS AFFILIATES FOR
       NAME OF DIRECTORS                 THE FISCAL YEAR ENDED 6/30/04                THE CALENDAR YEAR ENDED 12/31/03
       -----------------                 -----------------------------                --------------------------------

Carol L. Colman ...............                     $ 9,350                                       $197,350
Daniel Cronin .................                     $ 9,350                                       $117,450
Leslie H. Gelb ................                     $ 7,950                                       $111,150
William R. Hutchinson .........                     $10,050                                       $114,600
Dr. Riordan Roett .............                     $ 9,350                                       $163,300
Jeswald W. Salacuse ...........                     $ 9,350                                       $137,150

     During the Fund's last fiscal year, total compensation paid by the Fund to a Director emeritus totaled $3,975.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     At August 25, 2004, one officer of the Fund, Peter J. Wilby, owned beneficially 299,420 common shares, equal to approximately 4.98% of the outstanding common shares of the Fund's capital stock, through accounts held by himself as an individual and jointly with members of his family. Mr. Wilby owned no preferred shares of the Fund's capital stock. All other Directors and officers of the Fund, individually and as a group, owned beneficially less than
1% of the outstanding shares of each class of the Fund's capital stock at that date. To the knowledge of the Fund's management, no person owned of record, or owned beneficially, more than 5% of the Fund's outstanding shares of capital stock at that date, except that Cede & Co., a nominee for participants in
Depository Trust Company, held of record 5,624,544 common shares, equal to approximately 93.63% of the outstanding common shares of the Fund's capital stock, and 900 preferred shares, equal to 100% of the outstanding preferred shares of the Fund's capital stock. Also, pursuant to a Schedule 13D/A filing made on August 9, 2004, Karpus Management, Inc. beneficially owned 397,275 shares, equal to approximately 6.61% of the outstanding shares of the Fund's
Capital Stock as of that date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of
the 1940 Act in combination require the Fund's Directors and officers, persons who own more than 10% of the Fund's capital stock, SBAM, and its respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock
Exchange, Inc. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on its review of the copies of such filings received by it and certain other information received by it, the
Fund believes that, for the fiscal year ended June 30, 2004, all filing requirements applicable to such persons were complied with except that a timely filing was not made for George Shively on Form 3. However, during the Fund's fiscal year ended June 30, 2004, no purchases and sales were made by George
Shively, and he has subsequently filed a Form 3.

REQUIRED VOTE

     The election of Messrs. Cronin and Salacuse as Directors requires a plurality of the votes cast by the holders of shares of Common Stock and
Preferred Stock, voting together as a single class, present or represented by proxy at the Meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

                                        9

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS,"
UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR
DIRECTOR.

           FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     AUDIT FEES. The aggregate fees billed by PwC in connection with the annual audit of the Fund's financial statements and for services normally provided by
PwC in connection with the statutory and regulatory filing of the Fund for the fiscal years ended June 30, 2004 and June 30, 2003 were $40,000 and $40,000, respectively, including out of pocket expenses.

     AUDIT-RELATED FEES. The aggregate fees billed by PwC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statement, other than the Audit Fees described above, which include the performance of agreed upon procedures (which, among other items, include maintenance testing in connection with the Auction Rate
Preferred Stock) for the fiscal years ended June 30, 2004 and June 30, 2003 were
$32,000 and $32,000, respectively.

     In addition, there were no Audit-Related Fees billed in the year ended June
30, 2004 for assurance and related services by PwC to SBAM and any entity controlling, controlled by or under common control with SBAM that provides ongoing services to the Fund (SBAM and such other entities together, the
"Service Affiliates"), that were related to the operations and financial reporting of the Fund. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31,
2003 (prior to May 6, 2003 services provided by PwC were not required to be pre-approved).

     TAX FEES. The aggregate fees billed by PwC for tax compliance, tax advice, which include the filing and amendment of federal, state and local income tax returns, rendered by PwC to the Fund for the fiscal years ended June 30, 2004 and June 30, 2003 were $3,000 and $3,000, respectively.

     There were no fees billed by PwC to the Service Affiliates for tax services for the period May 6, 2003 through December 31, 2003 that were required to be approved by the Fund's Audit Committee.

     ALL OTHER FEES. There were no other fees billed for other non-audit services rendered by PwC to the Fund for the fiscal years ended June 30, 2004 and June 30, 2003.

     All other fees billed by PwC to the Service Affiliates for other non-audit services for the period May 6, 2003 through June 30, 2004 that were required to be approved by the Fund's Audit Committee, which included the issuance of reports on internal controls under Statement of Auditing Standards No. 70 relating to various Citigroup Assets Management ("CAM") entities, were $666,000.

     Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by PwC to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee, but has not yet done so.

     The aggregate non-audit fees billed by PwC for services rendered to the
Fund for the fiscal years ended June 30, 2004 and June 30, 2003 were $35,000 and
$35,000, respectively. The aggregate non-audit fees billed by PwC for services rendered to the Service Affiliates for the fiscal years ended June 30, 2004 and
June 30, 2003 were $2.1 million and $6.4 million, respectively.

                                       10

     The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit
Committee (because they did not require pre-approval) is compatible with maintaining PwC's independence. All services provided by PwC to the Fund or to the Service Affiliates that were required to be approved by the Audit Committee were pre-approved.

     A representative of PwC, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2005 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than May 6, 2005. Any stockholder who desires to submit a proposal at the Fund's 2005 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Salomon
Brothers Municipal Partners Fund II Inc., 125 Broad Street, New York, New York
10004) during the period from July 9, 2005 to August 9, 2005. However, if the
Fund's 2005 Annual Meeting of Stockholders is held earlier than September 8,
2005 or later than December 7, 2005, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the
2005 Annual Meeting to the later of 60 days prior to the date of the 2005 Annual
Meeting or 10 days following the public announcement of the date of the 2005
Annual Meeting.

     The Fund's Audit Committee has also established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively,
"Accounting Matters"). Persons with complaints or concerns regarding Accounting
Matters may submit their complaints to the Citigroup Chief Compliance Officer
("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the
Fund's Audit Committee Chair (together with the CCO, "Complaint Officers").
Complaints may by submitted on an anonymous basis.

     The CCO may be contacted at:

     Citigroup Asset Managment
     Compliance Department
     399 Park Avenue, 4th floor
     New York, NY 10022

     Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

     The Fund's Audit Committee Chair may be contacted at:

     Salomon Brothers Municipal Partners Fund II Inc.
     Audit Committee Chair
     c/o Robert K. Fulton, Esq.
     Stradley Ronon Stevens & Young, LLP
     2600 One Commerce Square
     Philadelphia, PA 19103

                                       11

     A stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address listed above. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

                                OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended June 30, 2004 is available free of charge by writing to the Fund c/o
Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the
Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

September 3, 2004

                                       12

                                     ANNEX A

                             AUDIT COMMITTEE CHARTER
                   AMENDED AND RESTATED AS OF JANUARY 20, 2004

ESTABLISHMENT AND PURPOSE

     This document serves as the Charter for the Audit Committee (the
"Committee") of the Board of each registered investment company (the "Fund")
advised by Smith Barney Fund Management or Salomon Brothers Asset Management or
one of their affiliates (each, an "Adviser") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements,
(iii) the qualifications and independence of the Fund's independent auditors and
(iv) the performance of the Fund's internal audit function and independent auditors; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent auditors; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund's annual Proxy Statement.

DUTIES AND RESPONSIBILITIES

     The Fund's independent auditors are accountable to the Committee.

     The Committee shall:

     1. Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

     2. Confirm with any independent auditor retained to provide audit services that the independent auditor has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

     3. Approve (a) all audit and permissible non-audit services1 to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service
        Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

----------
1    The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.
     Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the
     Fund; (ii) financial information systems design and implementation; (iii)
     appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;
     (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the
     Public Company Accounting Oversight Board determines, by regulation, is impermissible. (footnote #1 is continued on the next page)

                                       A-1

     4. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

     5. Review, in consultation with the independent auditors, the proposed scope of the Fund's audit each year, including the audit procedures to be utilized in the review of the Fund's financial statements.

     6. Inquire of the Adviser and the independent auditors as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue
        Code).

     7. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit and management's response, including a discussion with the independent auditors of the matters required to be discussed by Statement on
        Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

     8. Review, in consultation, as appropriate, with the independent auditors and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund's significant service providers.

     9. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency" letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the
        Adviser that relates to services rendered to the Fund.

     10.For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

     11.For each closed-end Fund, obtain and review a report by the Fund's independent auditors describing (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) (to assess the auditor's independence) all relationships between the independent auditor and the
        Fund.

----------
     (footnote #1 continued.....) Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the
     Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the
     Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the
     Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the
     Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

                                       A-2

     12.For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

     13.For each closed-end Fund, review hiring policies for employees or former employees of the Fund's independent auditors.

     14.For each closed-end Fund, discuss with management and the Fund's independent auditors the Fund's audited and discuss with management the
        Fund's unaudited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report.

     15.For each closed-end Fund, discuss the Fund's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

     16.For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the
Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund's sub-adviser(s), if any, the Fund's counsel, counsel to the Independent Board Members and the Fund's other service providers.

COMPOSITION

     The Committee shall be composed of each Board member who has been determined not to be an "interested person," as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the
Fund (the "Independent Board Members"), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board's minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's
Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in Section 303.01(B) of the New York Stock Exchange's Listed Company Manual or as set forth in Section
121(a) of the American Stock Exchange's listing standards, as applicable, and the independence requirements applicable to investment companies set forth in
Rule 10A-3 under of the Securities Exchange Act of 1934. For those Funds listed on the New York Stock Exchange, no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The
Chairperson shall serve for a term of three years, which term may be renewed from time to time.

MEETINGS

     The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each

                                       A-3

meeting. The Committee may request any officer or employee of the Fund, the
Fund's counsel, counsel to the Independent Board Members, the Adviser, the
Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.
The Committee will meet periodically with the Fund's independent auditors outside the presence of the Fund's and the Adviser's officers and employees. The
Committee will also meet periodically with the Fund's management outside the presence of the Fund's independent auditors. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

     One-third of the Committee's members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

     The Chairperson shall report regularly to the Board on the result of the
Committee's deliberations and make such recommendations as deemed appropriate.

LIMITS ON ROLE OF COMMITTEE

     The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the
Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The designation of a person as an "audit committee financial expert," within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the
Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

     In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

     This Charter may be amended by a vote of a majority of the Board members.

                                       A-4

                                                                     APPENDIX A

                     Salomon Brothers Series Funds Inc (SFS)

             Salomon Brothers Institutional Series Funds Inc (ISFS)

                Salomon Brothers Variable Series Funds Inc (VSFS)

              Salomon Brothers Capital and Income Fund Inc. (SCD) *

            Salomon Brothers Emerging Markets Debt Fund Inc. (ESD) *

        Salomon Brothers Emerging Markets Floating Rate Fund Inc. (EFL) *

           Salomon Brothers Emerging Markets Income Fund Inc. (EMD) *

          Salomon Brothers Emerging Markets Income Fund II Inc. (EDF) *

              Salomon Brothers Global High Income Fund Inc. (EHI) *

            Salomon Brothers Global Partners Income Fund Inc. (GDF) *

                 Salomon Brothers High Income Fund Inc. (HIF) *

                Salomon Brothers High Income Fund II Inc. (HIX) *

             Salomon Brothers Inflation Management Fund Inc. (IMF) *

              Salomon Brothers Municipal Partners Fund Inc. (MNP) *

            Salomon Brothers Municipal Partners Fund II Inc. (MPT) *

               Salomon Brothers Worldwide Income Fund Inc. (SBW) *

    Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (SBG) *

----------
*    Closed-end Fund. The duties and responsibilities of paragraphs 10, 11, 12 and 13 and any other provision applicable exclusively to closed-end funds apply to these funds only.

                                       A-5

                                     ANNEX B

                          NOMINATING COMMITTEE CHARTER

ORGANIZATION

     The Nominating Committee of each registered investment company listed on
Appendix A hereto (each, a "Fund" and together, the "Funds") shall be composed solely of Directors who are not "interested persons" of the Fund as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940
Act") and, with respect to those Funds listed on the New York Stock Exchange, who are "independent" as defined in the New York Stock Exchange listing standards ("Independent Directors"). The Board of Directors of the Fund (the
"Board") shall nominate the members of the Committee and shall designate the
Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

RESPONSIBILITIES

     The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

     In evaluating a person as a potential nominee to serve as a Director of the
Fund, the Committee should consider among other factors it may deem relevant:

     o  whether or not the person is an "interested person" as defined in the
        1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

     o  whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

     o  whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

     o  whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a
        Director of the Fund;

     o  the contribution which the person can make to the Board and the Fund
        (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

     o  the character and integrity of the person; and

     o  whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

     While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to

                                       B-1

recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

QUORUM

     A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the
Committee present at any meeting at which there is a quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

     After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

MEETINGS

     The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: January 20, 2004

                                       B-2

                                                                      APPENDIX A

                     Salomon Brothers Series Funds Inc (SFS)

             Salomon Brothers Institutional Series Funds Inc (ISFS)

                Salomon Brothers Variable Series Funds Inc (VSFS)

               Salomon Brothers Capital and Income Fund Inc. (SCD)

             Salomon Brothers Emerging Markets Debt Fund Inc. (ESD)

         Salomon Brothers Emerging Markets Floating Rate Fund Inc. (EFL)

            Salomon Brothers Emerging Markets Income Fund Inc. (EMD)

           Salomon Brothers Emerging Markets Income Fund II Inc. (EDF)

               Salomon Brothers Global High Income Fund Inc. (EHI)

             Salomon Brothers Global Partners Income Fund Inc. (GDF)

                  Salomon Brothers High Income Fund Inc. (HIF)

                 Salomon Brothers High Income Fund II Inc. (HIX)

              Salomon Brothers Inflation Management Fund Inc. (IMF)

               Salomon Brothers Municipal Partners Fund Inc. (MNP)

             Salomon Brothers Municipal Partners Fund II Inc. (MPT)

                Salomon Brothers Worldwide Income Fund Inc. (SBW)

     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (SBG)

                                       B-3

PREFERRED STOCK SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC. PREFERRED STOCK

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 8, 2004

The undersigned hereby appoints R. Jay Gerken and William Renahan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Stock of Salomon Brothers Municipal Partners
Fund II Inc. (the "Fund") which the undersigned is entitled to vote at the
Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153
East 53rd Street, 14th Floor Conference Center, New York, New York on Friday,
October 8, 2004, at 4:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the
Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE
FOR DIRECTOR.

Please refer to the Proxy Statement for a discussion of the Proposal.

---------------                                                  ---------------
  SEE REVERSE               CONTINUED ON REVERSE SIDE              SEE REVERSE
     SIDE                                                             SIDE
---------------                                                  ---------------

     PLEASE MARK
 [x] VOTES AS IN
     THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1. Election of Directors:                                        2. Any other business that may properly come before the Meeting.

   NOMINEES: (01) Daniel Cronin and (02) Jeswald Salacuse           Please check the box to the right if you will be attending
                                                                    the Meeting.                                               [ ]

                FOR                     WITHHELD
                ALL    [ ]         [ ]  FROM ALL
              NOMINEES                  NOMINEES
                                                                    PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING
          [ ]                                                       POSTPAID ENVELOPE.
              --------------------------------------
              For all nominees except as noted above                NOTE: Please sign this proxy exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy.
                                                                    When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                                       IF JOINTLY HELD
Signature:                              Date:               Signature:                         Date:
          ----------------------------       -------------            -----------------------       --------------

   COMMON STOCK SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC. COMMON STOCK

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 8, 2004

The undersigned hereby appoints R. Jay Gerken and William Rehanan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of Salomon Brothers Municipal Partners
Fund II Inc. (the "Fund") which the undersigned is entitled to vote at the
Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153
East 53rd Street, 14th Floor Conference Center, New York, New York on Friday,
October 8, 2004, at 4:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the
Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE
FOR DIRECTOR.

Please refer to the Proxy Statement for a discussion of the Proposal.

---------------                                                  ---------------
  SEE REVERSE               CONTINUED ON REVERSE SIDE              SEE REVERSE
     SIDE                                                             SIDE
---------------                                                  ---------------

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1. Election of Directors:                                        2. Any other business that may properly come before the Meeting.

   NOMINEES: (01) Daniel Cronin and (02) Jeswald Salacuse

             FOR                      WITHHELD
             ALL     [ ]        [ ]   FROM ALL
           NOMINEES                   NOMINEES                      Please check the box to the right if you will be attending
                                                                    the Meeting.                                                [ ]
              --------------------------------------
          [ ] For all nominees except as noted above

                                                                 PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN
                                                                 ACCOMPANYING POSTPAID ENVELOPE.

                                                                 Note: Please sign this proxy exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy.
                                                                 When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                                        IF JOINTLY HELD
Signature:                         Date:                      SIGNATURE:                              Date:
          ------------------------      ------------                    -----------------------------      ---------------